ROYCE BIOMEDICAL, INC

QUALIFIED STOCK OPTION GRANT

2005 STOCK INCENTIVE PLAN

NEITHER THIS AGREEMENT NOR THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED. UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER STATE LAW.

THE SHARES ISSUABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE 2005 STOCK INCENTIVE PLAN, A COPY OF WHICH MAY BE INSPECTED AT THE OFFICES OF THE COMPANY.

                     NOTICE OF QUALIFIED STOCK OPTION GRANT

         Optionee's Name and Address:    Perry Law

 3420 Fairbanks Cres

                                                              Richmond, BC V7C 1Z6

Canada

         You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option

Agreement, as follows:

         Grant Number:

  1

         Date of Grant:

April 23, 2005

         Vesting Commencement Date:

 April 23, 2005

         Exercise Price per Share:

USD $0.15

         Total Number of Shares Granted:                 650,000

         Total Exercise Price:

USD $97,500

         Type of Option:

Qualified Stock Option

         Term/Expiration Date:

April 22, 2015

GRANT OF OPTION: Royce Biomedical, Inc, a Nevada corporation (the "Company"),

hereby grants to Perry Law (the "Optionee") named in the Notice of Stock

Option Grant (the "Notice"), an option (this "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice, at the exercise price per share set forth in the Notice (the "Exercise Price") subject to the terms, definitions and provisions of the Company's 2005

Stock Incentive Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement and Notice.

VESTING. This Option shall vest in equal quarterly installments over three (3) years from date of this Notice

TERMINATION. This Option shall immediately terminate upon the earlier to occur of (a) April 22, 2015, or (b) the effective date of termination of the Executive

Employment Agreement entered into as of April 23, 2005 among the Company and Optionee (the "Executive Employment Agreement") by the Company for Cause (as such term is defined in Section 4.1 of the Executive Employment Agreement).

ACCELERATED TERMINATION AND FORFEITURE OF OPTION; COMPANY PURCHASE RIGHT. On the effective date of termination of the Executive Employment Agreement by the Company for Cause under Section 4.1 of the Executive Employment Agreement, (a) this Option shall immediately terminate and revert to the Company (including all vested but unexercised shares subject to this Option); and (b) any and all shares issued upon exercise of this Option on or prior to such effective date of termination or date of notice shall be subject to a repurchase right in favor of the Company at a purchase price equal to the exercise price of such shares.

         1.       EXERCISE OF OPTION.

  a. RIGHT TO EXERCISE. This Option, once partially vested, shall be     exercisable in accordance with the applicable provisions of the Plan and this Option Agreement. In the event of termination of  Optionee's status as an Employee, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement. This Option shall be subject to the provisions of Section 4.3  of the Plan relating to the exercisability or termination of this Option in the event of a Change in Control.

                  b. METHOD OF EXERCISE. This Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise this Option, the whole number of Shares in respect of which this Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Compensation Committee. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the

         Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the

         Exercise Price.

                  No Shares will be issued pursuant to the exercise of this

         Option unless such issuance and such exercise shall comply with all

         Applicable Laws. Assuming such compliance, for income tax purposes, the

         Shares shall be considered transferred to the Optionee on the date on which this Option is exercised with respect to such Shares.

                  c. TAXES. No Shares will be issued to the Optionee or other person pursuant to the exercise of this Option, until the Optionee or other person has made arrangements acceptable to the Compensation

         Committee for the satisfaction of federal, state and local income and employment tax withholding obligations.

         2. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee;

provided, however, that such exercise method does not then violate an Applicable

Law:

                  a. cash;

                  b. check;

                  c. surrender of shares of Common Stock of the Company

         (including withholding of Shares otherwise deliverable upon exercise of this Option) which have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which this Option is being exercised (but only to the extent that such exercise of this

         Option would not result in an accounting compensation charge with respect to the shares used to pay the exercise price unless otherwise determined by the Compensation Committee);

                  d. delivery of a properly executed Exercise Notice together with such other documentation as the Compensation Committee and the broker, if applicable, shall require to effect an exercise of this

         Option and delivery to the Company of the Exercise Price; or

                  e. application of such amount of the Optionee's accrued and unpaid salary then outstanding that is equal to the Exercise Price of the Shares as to which this Option is being exercised.

  f. election by the Optionee, in conjunction with arrangements made by the Compensation Committee of the Company once the shares underlying this Plan have been duly registered (unless an exemption from registration is available for the Optionee under Rule 144)  via a valid filed and approved Registration Statement with the United State Securities and Exchange Commission, for a cash-less exercise

         3. RETIREMENT OF OPTIONEE. In the event the Optionee's status as an

Employee terminates as a result of the Optionee's retirement but not due to disability, the Optionee may, to the extent otherwise so entitled on the

Termination Date, exercise this Option at any time prior to the Term/Expiration

Date.

         4. DISABILITY OF OPTIONEE. In the event the Optionee's status as an

Employee terminates as a result of the Optionee's disability, the Optionee may exercise this Option at any time prior to the Term/Expiration Date.

         5. DEATH OF OPTIONEE. In the event the Optionee's status as an Employee terminates as a result of the Optionee's death, this Option may be exercised at any time prior to the Term/Expiration Date. This Option may be exercised by the

Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance.

         6. TRANSFERABILITY OF OPTION. This Option shall be transferable to immediate family members (or to a trust or other entity solely for their benefit) for estate planning purposes, otherwise this Option shall not be transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal

Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee

Retirement Income Security Act, as amended, and this Option may be exercised during the lifetime of the Optionee only by the Optionee or such Optionee's guardian or legal representative. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

         7. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         8. OPTIONEE'S REPRESENTATIONS. By receipt of this Option, by its execution, and by its exercise in whole or in part, the Optionee represents to the Company that:

                  a. The Optionee acknowledges that both this Option and any

         Shares purchased upon its exercise are securities, the issuance by the

         Company of which requires compliance with federal and state securities laws;

                  b. The Optionee acknowledges that these securities are made available to the Optionee only on the condition that the Optionee makes the representations contained in this Section to the Company;

                  c. The Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

d. The Optionee understands that to the extent that the

         securities have not been registered under the Securities Act of 1933,

         as amended (the "Act"), or any applicable state law, such securities have been made available to the Optionee in reliance upon one or more specific exemptions contained in the Act and any applicable state law,

         which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (i) the Optionee's bona fide investment intention in acquiring these securities; (ii) the Optionee's intention with respect to these securities in compliance with federal and state securities laws; (iii) the Optionee having no present intention of selling or transferring any part thereof (recognizing that this Option is not transferable) in violation of applicable federal and state securities laws; and (iv) there being certain restrictions on transfer of the Shares subject to this Option;

                  e. The Optionee understands that, to the extent that the

         Shares are not registered under the Act, the Shares subject to this

         Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act and any applicable state law, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration under the Act, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist,

         and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

                  f. The Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or an opinion of counsel for the Company that registration is not required.

                  g. The Optionee acknowledges that this Option may, in fact,  not qualify for incentive stock option treatment under the Code or the rules and regulations thereunder and that he has consulted with his own tax counsel regarding the tax treatment of this Option and any Shares issued upon exercise of this Option.

         9. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by the internal laws of the State of Nevada.

         10. HEADINGS. The captions used in this Option are inserted for convenience and shall not be deemed a part of this Option for construction or interpretation.

         11. INTERPRETATION. Any dispute regarding the interpretation of this

Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Compensation Committee which administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Compensation Committee shall be final and binding on all persons.

                                           ROYCE BIOMEDICAL, INC

                                           a Nevada corporation

                                           By:   /s/ Conrad Lacker

                                                    ---------------------------------------

                                           Name: Conrad Lacker

                                                    ---------------------------------------

                                           Title: Director, Chairman of Compensation Committee

                                                    ---------------------------------------

         The Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. The

Optionee (i) has reviewed the Plan and this Option Agreement in their entirety,

(ii) has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, (iii) is not relying on the Company for tax advice in connection with the receipt and exercise of this Option, and (iv) fully understands all provisions of this Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee upon any questions arising under the Plan or this

Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated as of April 23, 2005              Signed:       /s/ Perry Law

------------------------------

PERRY LAW

  Residence Address:

  3420 Fairbrook Cres

  Richmond, BC V7C 1Z6

  Canada

EXHIBIT A

ROYCE BIOMEDICAL, INC

2005 STOCK INCENTIVE PLAN

EXERCISE NOTICE

Royce Biomedical, Inc

433 Town Center

Suite 316

Corte Madera, CA  94925

Attention: Secretary

         1. EXERCISE OF OPTION. Effective as of today, the undersigned (the

"Optionee") hereby elects to exercise the Optionee's option to purchase

Six hundred fifty thpusand (650,000) shares of the Common Stock (the "Shares") of Royce Biomedical, Inc. (the "Company") under and pursuant to the Company's 2005 Stock Incentive Plan (the "Plan") and the Qualified Stock Option Agreement between the Company and the undersigned dated as of April 23, 2005 (the "Option Agreement").

         2. REPRESENTATIONS OF THE OPTIONEE. The Optionee acknowledges that the Optionee has received, read and understood the Plan and this Option Agreement and agrees to abide by and be bound by their terms and conditions.

         3. RIGHTS AS SHAREHOLDER. Until the stock certificate evidencing such

Shares is issued (as evidenced by the appropriate entry on the books of the

Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Common Stock subject to this Option, notwithstanding the exercise of this Option. The Company shall issue (or cause to be issued) such stock certificate promptly after this Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

         4. DELIVERY OF PAYMENT. The Optionee herewith delivers to the Company the full Exercise Price for the Shares, pursuant to the provisions of the Qualified Stock Option Agreement

         5. TAX CONSULTATION. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the Optionee's purchase or disposition of the Shares. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

         6. TAXES. The Optionee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations.

         7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise

Notice shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

         8. HEADINGS. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this Exercise Notice for construction or interpretation.

         9. INTERPRETATION. Any dispute regarding the interpretation of this

Exercise Notice shall be submitted by the Optionee or by the Company forthwith to the Company's Board of Directors or the Compensation Committee which administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or the Compensation

Committee shall be final and binding on all persons.

         10. GOVERNING LAW; SEVERABILITY. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of Nevada, excluding that body of law pertaining to conflicts of law. Should any provision of this

Exercise Notice be determined by a court of law to be illegal or unenforceable,

the other provisions shall nevertheless remain effective and shall remain enforceable.

         11. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         12. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

  13. ENTIRE AGREEMENT. The Plan and this Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and this Option

Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee.

Submitted by:

Accepted by:

OPTIONEE

ROYCE BIOMEDICAL, INC.

------------------------------

By:

PERRY LAW

-------------------------------------

3420 Fairbrook Cres

Richmond, BC V7C 1Z6

Canada

Name:

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Title:

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